TrimTabs All Cap International Free-Cash-Flow ETF (TTAI)

Summary Prospectus     |    November 30, 2017    |    Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 30, 2017, as each may be amended or supplemented from time to time, as well as the Fund’s recent shareholder reports, when available, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.trimtabsfunds.com/etf/ttai. You can also get this information at no cost by calling 1‑800‑617‑0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective

The TrimTabs All Cap International Free-Cash-Flow ETF (the “Fund”) seeks to generate long-term returns in excess of the total return of the S&P Developed ex-U.S. BMI® Index (the “Index”), with similar volatility to that Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares. You may also pay brokerage commissions on the purchase and sale of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.59%
1)
Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund or will be paid by the Fund in its first year of operation, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

2)	Based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$60	$189

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period June 27, 2017 (commencement of operations) through July 31, 2017, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”).  To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from foreign countries, or depositary receipts representing such securities. TrimTabs Asset Management, LLC (the “Adviser”) defines foreign countries as those with listed issuers in the Index, which includes only developed foreign markets.  The Fund seeks to invest in stocks of any market capitalization that have fundamental characteristics, which are associated with superior long-term performance, based on the extensive historical research of the Adviser.

The Adviser designed the following quantitative stock selection rules to make allocation decisions and to protect against dramatic over- or under-weighting of individual securities in the Fund’s portfolio.

Decile Rankings of Index Stocks. The Adviser ranks stocks in the Index by decile (i.e., top 10%, top 20%, top 30%, etc.) based on the following criteria:

(1) the relative decrease in their outstanding shares (“float shrink”) over approximately the past six months;

(2) the relative increase in their free cash flow (i.e., the money available to the company that is not used to pay for its daily operations) over approximately the past six months; and

(3) the relative decrease in their leverage over approximately the past six months. Leverage is measured as the ratio of total liabilities to total assets. The Adviser uses the relative decrease in leverage rather than amount of leverage itself as a criterion because the degree of leverage varies across industries.

The top decile of stocks ranked represent the companies with (1) the largest reduction in shares outstanding, (2) the strongest growth in free cash flow, and (3) the largest decrease in leverage, respectively.

Stock Selection Algorithm. The Adviser uses a mathematical formula, known as an “algorithm,” to combine the three rankings into a single ranking for each stock (“combined ranking”). The algorithm generally places a higher weight on the float shrink ranking, followed by the free cash flow ranking, and then the leverage ranking. The Fund then normally invests equally in 80 to 120 stocks in the top 10% of stocks based on their combined ranking, subject to the Adviser’s determination that each stock is sufficiently liquid and the Adviser’s discretion to adjust allocations.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries can impact these economies.

Depositary Receipts Risk.  The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value (or “NAV”).

Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s Intraday Indicative Value (“IIV”). As a result, Shares may appear to trade at a significant discount or premium to NAV.

Large Shareholder Risk. Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.  The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Europe Risk.  Decreasing imports or exports, changes in governmental or European Union (the “EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about withdrawal of member countries from the EU and economic downturns and rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Japan Risk.  The Japanese economy may be subject to considerable degrees of economic, political and social instability. Since 2000, Japan’s economic growth rate has remained relatively low. In addition, Japan is subject to the risk of natural disasters, such as earthquakes and tsunamis.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk.  The Fund is actively managed using proprietary investment strategies and processes.  There can be no guarantee that the Fund will achieve its investment objective.  This could result in the Fund underperforming comparable investment vehicles.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Sector Concentration Risk. To the extent that the Fund’s investments are focused on a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Focusing on a particular industry or group of industries could increase the Fund’s volatility over the short term.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Performance

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.trimtabsfunds.com.

Investment Adviser

TrimTabs Asset Management, LLC serves as the investment adviser of the Fund.

Portfolio Managers

Theodore M. Theodore, CFA and Janet F. Johnston, CFA have been the Fund’s portfolio managers since inception. Mr. Theodore is also the Vice Chairman of the Adviser and Ms. Johnston is a Portfolio Manager of the Adviser.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, 25,000 Shares, called “Creation Units.”  Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.